SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                December 15, 2003



                              W. P. Carey & Co. LLC
                              ---------------------
             (Exact name of registrant as specified in its charter)



      DELAWARE                    001-13779                           13-3912578
------------------              ------------------                --------------
(State of Organization)         (Commission File No.)             (IRS Employer
                                                                  Identification
                                                                       Number)




                         50 Rockefeller Plaza, 2nd Floor
                               New York, NY 10020
                               ------------------
                    (Address of principal executive offices)


                                 (212) 492-1100
                                 --------------
              (Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------


(c)  Exhibits

99.1 Letter to shareholders of Carey Institutional Properties Incorporated ("CIP(R)") dated December 15, 2003 announcing CIP(R)'s board of directors has begun considering the liquidity options for the CIP(R)'s liquidation.

99.2 Letter to financial advisors dated December 15, 2003 announcing CIP(R)'s board of directors has begun considering the liquidity options for CIP(R)'s liquidation.

Item 9. Regulation FD Disclosure
        ------------------------

Carey Institutional Properties Incorporated ("CIP(R)"), a publicly-held non-traded real estate investment trust advised by the registrant, has notified its shareholders and certain financial advisors that its board of directors has begun considering the liquidity options for CIP(R).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 W. P. CAREY & CO. LLC



                                                  By:/s/  Gordon F. DuGan
                                                     --------------------
                                                          Gordon F. DuGan





Date:  December 15, 2003